SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2006

                          STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

(Exact name of registrant as specified in its charter)

Delaware	333-120916	30-0183252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
383 Madison Avenue New York, New York		10l79
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

On November 21, 2005, Structured Asset Mortgage Investments II Inc. caused the issuance and sale of the MortgageIT Trust 2005-AR1, Mortgage Pass-Through Certificates, Series 2005-AR1, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2005, among Structured Asset Mortgage Investments II Inc., as depositor, MortgageIT, Inc., as seller and company, Deutsche Bank National Trust Company, as trustee, and Wells Fargo Bank, National Association, as master servicer and securities administrator.

Item 9.01.          Financial Statements and Exhibits.

(a)          Not applicable

(b)          Not applicable

(c)          Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Exhibit	Numbered
Number	Exhibit Page

10.1       Pooling and Servicing Agreement, dated as of November 1, 2005 among Structured Asset Mortgage Investments II Inc., as depositor, MortgageIT, Inc., as seller and company, Deutsche Bank National Trust Company, as trustee, and Wells Fargo Bank, National Association, as master servicer and securities administrator.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Vice President

Dated: January 5, 2005

[8-K – PSA]

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	4	Amendment No. 1 to Pooling and Servicing Agreement	5

EXHIBIT 1